OMB APPROVAL
OMB Number: 3235-0578
Expires: April 30, 2013
Estimated average burden hours per response: 5.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06472
Invesco Van Kampen Trust for Value Municipals
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Value Municipals
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-CE-TIMUNI-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations—155.23%
Alabama—2.89%
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS-AGC) (a)(b)	5.00%	06/01/39	$525	$557,991
Birmingham (City of) Airport Authority; Series 2010, RB (INS-AGM) (a)	5.25%	07/01/30	800	887,992
Birmingham (City of) Water Works Board; Series 2011, Water RB (INS-AGM) (a)(b)	5.00%	01/01/36	1,815	1,987,806
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	500	556,970

				3,990,759

Alaska—0.67%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB (b)	5.50%	10/01/41	810	919,690

Arizona—2.24%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB (INS-AGM) (a)	5.00%	03/01/41	435	464,341
Arizona (State of) Transportation Board;
Series 2008 B, Highway RB (b)	5.00%	07/01/25	430	498,383
Series 2008 B, Highway RB (b)	5.00%	07/01/26	645	746,575
Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB (c)(d)	5.00%	07/01/14	575	617,286
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	7.00%	01/01/29	735	771,000

				3,097,585

California—27.10%
ABAG Finance Authority for Non-profit Corps. (Jewish Home of San Francisco); Series 2005, VRD RB (LOC-Wells Fargo Bank N.A.) (e)(f)	0.17%	11/15/35	6,000	6,000,000
California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water System RB (b)	5.00%	12/01/24	200	237,308
Series 2008 AE, Water System RB (b)	5.00%	12/01/25	225	269,098
Series 2008 AE, Water System RB (b)	5.00%	12/01/26	225	269,098
Series 2008 AE, Water System RB (b)	5.00%	12/01/27	150	177,972
Series 2008 AE, Water System RB (b)	5.00%	12/01/28	225	264,893
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB (g)	5.30%	08/01/23	1,000	1,026,020
Series 2008 K, Home Mortgage RB (g)	5.45%	08/01/28	1,000	1,035,600
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012 A, RB	5.00%	04/01/42	1,050	1,137,728
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, Water & Wastewater RB (INS-AGM) (a)	5.25%	10/01/19	1,565	1,669,495
California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	905	1,023,274
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	490	528,044
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	490	550,598
California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.); Series 2009 B, Ref. VRD RB (LOC-Mizuho Corporate Bank) (e)(f)	0.15%	11/01/26	1,000	1,000,000
Coachella (City of) Redevelopment Agency (Merged Project Areas); Series 2006 A, Sub. Tax Allocation RB (INS-AMBAC) (a)	5.25%	09/01/36	3,390	3,434,104
Desert Community College District (Election of 2004); Series 2007 B, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	08/01/32	500	544,140
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB (b)	5.00%	06/01/36	945	1,093,450
Regents of the University of California; Series 2005 B, Limited Project RB (INS-AGM) (a)	5.00%	05/15/30	2,000	2,081,240
Sacramento (City of) Financing Authority; Series 2005 A, Tax Allocation RB (INS-NATL) (a)	5.00%	12/01/34	3,000	3,019,590
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds (b)	5.00%	08/01/36	795	900,115
Southern California Metropolitan Water District; Series 2005 A, RB (INS-AGM) (a)	5.00%	07/01/35	1,000	1,099,820
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California—(continued)
Southern California Public Power Authority (Mead-Adelanto); Series 2008 A, VRD RB (e)	0.18%	07/01/20	$2,000	$2,000,000
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011-1, RB (b)	5.25%	07/01/29	1,950	2,307,591
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM) (a)(c)(d)	3.50%	05/31/13	1,000	1,001,210
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	550	618,426
West Contra Costa Unified School District;
Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(h)	0.00%	08/01/25	1,485	803,251
Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(h)	0.00%	08/01/26	1,350	688,014
West Sacramento (City of) Financing Authority; Series 2006 A, Special Tax RB (INS-SGI) (a)	5.00%	09/01/26	2,500	2,679,325

				37,459,404

Colorado—3.84%
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS-AGC) (a)	5.00%	06/01/37	2,500	2,614,000
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS-AGM) (a)(b)	5.00%	09/01/36	1,200	1,271,388
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS-SGI) (a)	5.00%	12/01/35	1,400	1,427,146

				5,312,534

Connecticut—1.01%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2007, Ref. Water Facilities RB (INS-SGI) (a)(g)	5.10%	09/01/37	1,375	1,400,547

District of Columbia—1.35%
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.50%	10/01/29	1,000	1,173,780
District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/29	250	281,475
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/34	375	416,239

				1,871,494

Florida—15.47%
Broward (County of); Series 2012 A, Water & Sewer Utility RB	5.00%	10/01/37	585	670,627
Cape Coral (City of); Series 2011, Ref. Water & Sewer RB (INS-AGM) (a)	5.00%	10/01/41	870	961,063
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.00%	06/01/14	1,000	1,078,760
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS-AMBAC) (a)	5.95%	07/01/20	135	141,488
Florida (State of) Board of Education; Series 2007 B, Lottery RB (INS-BHAC) (a)	5.00%	07/01/27	6,000	6,644,760
Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS-AGC) (a)(b)(g)	5.38%	10/01/33	250	267,535
Series 2008 A, RB (INS-AGC) (a)(b)(g)	5.50%	10/01/38	550	589,210
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.00%	11/15/27	920	962,016
Miami-Dade (County of) (Miami International Airport);
Series 2002, Aviation RB (INS-AGC) (a)(g)	5.38%	10/01/27	2,000	2,012,760
Series 2004, Aviation RB (INS-AGC) (a)(g)	4.75%	10/01/36	1,030	1,042,525
Series 2005, Aviation RB (INS-AGC) (a)(g)	5.00%	10/01/38	790	808,312
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS-BHAC) (a)	5.50%	04/01/38	1,370	1,513,850
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGM) (a)	5.00%	07/01/35	720	788,810
Miami-Dade (County of); Series 2010, Water & Sewer System RB (INS-AGM) (a)	5.00%	10/01/39	1,000	1,100,350
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS-BHAC) (a)(b)	5.50%	10/01/23	750	916,463
Series 2011, Ref. RB (b)	5.00%	10/01/31	660	752,030
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS-AMBAC) (a)(c)(d)	5.35%	05/01/18	1,000	1,131,490

				21,382,049

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia—6.07%
Atlanta (City of); Series 2010 A, General Airport RB (INS-AGM) (a)	5.00%	01/01/35	$2,000	$2,193,360
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/42	300	326,100
Metropolitan Atlanta Rapid Transit Authority; Series 2007 B, Ref. Third Indenture Sales Tax RB (INS-AGM) (a)	5.00%	07/01/34	660	738,362
Newton (County of) Industrial Development Authority (GPC Foundation Real Estate Newton, LLC Academic Building — Newton Campus); Series 2005, RB (INS-AGC) (a)	5.00%	06/01/34	2,000	2,084,140
Private Colleges & Universities Authority (Emory University); Series 2009 B, RB (b)	5.00%	09/01/29	2,000	2,286,100
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	5.00%	10/01/32	250	262,537
Series 2012 A, RB	5.25%	10/01/27	455	493,011

				8,383,610

Illinois—14.33%
Bolingbrook (Village of); Series 1999 B, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(h)	0.00%	01/01/32	725	245,833
Chicago (City of) (O’Hare International Airport); Series 2003 B-2, Third Lien General Airport RB (INS-AGM) (a)(g)	5.75%	01/01/22	5,000	5,269,400
Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds (INS-AGM) (a)(b)	5.00%	12/01/27	1,925	2,127,722
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB (b)	5.25%	12/01/36	975	1,099,703
Chicago (City of);
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.25%	01/01/24	1,000	1,135,480
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.25%	01/01/25	1,000	1,129,380
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/33	700	772,541
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/42	1,000	1,085,300
Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 A, RB (INS-AGM) (a)	5.50%	05/15/24	3,000	3,245,220
Illinois (State of) Finance Authority (Robert Morris College); Series 2000, RB (INS-NATL) (a)	5.80%	06/01/30	1,000	1,001,150
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB	5.50%	08/01/37	1,000	1,034,170
Peoria (County of); Series 2011, Unlimited Tax GO Bonds (b)	5.00%	12/15/41	600	649,116
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	880	1,015,608

				19,810,623

Indiana—5.07%
Indiana (State of) Finance Authority (Ascension Health Senior Credit); Series 2006 B-6, RB (b)	5.00%	11/15/36	4,600	4,840,580
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	250	252,530
New Albany Floyd County School Building Corp.; Series 2005, Ref. First Mortgage RB (INS-AGM) (a)	5.00%	07/15/25	1,800	1,920,276

				7,013,386

Iowa—1.23%
Iowa (State of) Finance Authority (Iowa Health System); Series 2008 A, Health Facilities RB (INS-AGC) (a)	5.25%	08/15/29	1,500	1,697,955

Kentucky—2.45%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS-AGC) (a)	6.00%	12/01/42	1,000	1,086,040
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010 B, Ref. Hospital RB	6.38%	03/01/40	1,985	2,295,494

				3,381,534

Louisiana—1.77%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc.-Housing & Parking); Series 2010, RB (INS-AGM) (a)	5.50%	10/01/35	960	1,082,525
Louisiana Citizens Property Insurance Corp.; Series 2006 B, Assessment RB (INS-AMBAC) (a)	5.00%	06/01/20	1,000	1,105,970
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB (c)(d)	4.00%	06/01/22	250	256,425

				2,444,920

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan—2.11%
Detroit (City of); Series 2003 B, Sr. Lien Sewage Disposal System RB (INS-AGM) (a)	7.50%	07/01/33	$1,250	$1,578,700
Monroe County Economic Development Corp. (Detroit Edison Co.); Series 1992 AA, Ref. RB (INS-NATL) (a)	6.95%	09/01/22	1,000	1,342,380

				2,921,080

Minnesota—0.44%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB	6.38%	11/15/23	500	602,625

Missouri—2.24%
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/24	175	210,903
Series 2011 A, Ref. RB	5.50%	09/01/25	305	364,057
Series 2011 A, Ref. RB	5.50%	09/01/27	200	235,552
Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point); Series 2006, Power Project RB (INS-NATL) (a)	5.00%	01/01/21	1,000	1,066,220
Nixa (City of); Series 2005, Electric System RB (c)(i)	5.00%	04/01/13	1,175	1,219,063

				3,095,795

Nebraska—2.53%
Nebraska (State of) Investment Finance Authority (Summit Club Apartments); Series 1997, MFH RB (c)(g)	5.70%	07/10/12	220	220,686
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS-BHAC) (a)	5.13%	04/01/29	1,000	1,144,250
Nebraska (State of) Public Power District; Series 2007 B, General RB (INS-BHAC) (a)	5.00%	01/01/37	2,000	2,127,520

				3,492,456

Nevada—4.92%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS-AGM) (a)	5.25%	07/01/39	1,000	1,104,780
Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS-AMBAC) (a)(g)	5.25%	07/01/34	4,000	4,038,920
Nevada (State of) (Municipal Bond Bank — R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS-AGM) (a)	5.00%	12/01/23	1,500	1,655,685

				6,799,385

New Hampshire—0.79%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS-AGM) (a)	5.13%	01/01/30	1,000	1,095,090

New Jersey—2.33%
New Jersey (State of) Economic Development Authority; Series 2007 U, School Facilities RB (INS-AGM) (a)(b)	5.00%	09/01/32	3,000	3,222,150

New Mexico—0.30%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB (b)	6.38%	08/01/32	350	416,143

New York—4.37%
Long Island Power Authority; Series 2011 A, Electric System General RB (INS-AGM) (a)	5.00%	05/01/36	1,045	1,154,453
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 1997 6, Special Obligation RB (INS-NATL) (a)(g)	5.75%	12/01/25	3,000	3,000,330
New York (State of) Dormitory Authority (City of New York); Series 2005 A, Court Facilities Lease RB (INS-AMBAC) (a)	5.50%	05/15/28	600	760,566
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB (b)	5.00%	04/01/29	960	1,124,640

				6,039,989

North Carolina—2.37%
Brunswick (County of); Series 2004 A, Enterprise System RB (c)(i)	5.25%	04/01/14	1,585	1,726,651
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS-AGC) (a)	5.13%	01/01/24	1,355	1,548,860

				3,275,511

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio—3.79%
Erie (County of) (Firelands Regional Medical Center); Series 2002 A, Hospital Facilities RB	5.63%	08/15/32	$1,000	$1,012,520
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS-AGM) (a)(b)	5.00%	04/01/24	775	862,707
Series 2006 A, Hospital Facilities RB (INS-AGM) (a)(b)	5.00%	02/01/24	725	807,433
Series 2006 B, Hospital Facilities RB (INS-AGM) (a)(b)	5.00%	02/01/24	750	835,305
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	1,000	1,154,610
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR (c)(d)	5.88%	06/01/16	500	565,645

				5,238,220

Oklahoma—1.00%
Tulsa (City of) Airports Improvement Trust; Series 2000 A, General RB (INS-NATL) (a)(g)	6.00%	06/01/20	1,250	1,388,187

Pennsylvania—0.40%
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/31	500	554,165

Puerto Rico—0.79%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, Sr. Lien RB	5.00%	07/01/33	475	478,534
Series 2012 A, Sr. Lien RB	5.25%	07/01/42	325	327,389
Series 2012 A, Sr. Lien RB	6.00%	07/01/47	260	280,917

				1,086,840

Rhode Island—0.63%
Rhode Island Economic Development Corp.; Series 1994 A, Airport RB (INS-AGM) (a)(g)	7.00%	07/01/14	830	865,947

South Carolina—8.86%
Dorchester County School District No. 2 (Growth); Series 2006, Installment Purchase RB (INS-AGC) (a)	5.00%	12/01/29	4,000	4,434,440
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS-AGC) (a)	5.75%	01/01/34	1,590	1,865,595
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC) (a)	5.38%	02/01/29	1,000	1,112,780
South Carolina (State of) Jobs-Economic Development Authority (Electric & Gas Co.); Series 2002 B, IDR (INS-AMBAC) (a)(g)	5.45%	11/01/32	3,750	3,769,800
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,056,220

				12,238,835

South Dakota—0.98%
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program);
Series 1998 A, RB (INS-AMBAC) (a)	5.40%	08/01/13	245	246,543
Series 2008, RB (INS-AGC) (a)	5.50%	08/01/38	1,000	1,109,140

				1,355,683

Tennessee—1.24%
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment); Series 2011 B, Sub. RB (INS-AGM) (a)	5.25%	11/01/30	525	607,960
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS-AGM) (a)(b)	5.25%	09/01/27	1,000	1,101,210

				1,709,170

Texas—17.92%
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS-AGC) (a)	5.00%	08/15/19	1,000	1,181,510
Dallas-Fort Worth International Airport Facilities Improvement Corp.;
Series 2001 A, Ref. & Improvement Joint RB (INS-NATL) (a)(g)	5.88%	11/01/17	570	572,143
Series 2001 A, Ref. & Improvement Joint RB (INS-NATL) (a)(g)	5.88%	11/01/18	425	426,598
Series 2001 A, Ref. & Improvement RB (INS-BHAC) (a)(g)	5.50%	11/01/31	1,890	1,892,646
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas—(continued)
El Paso (County of) Hospital District;
Series 2008 A, Limited Tax GO Bonds (INS-AGC) (a)	5.00%	08/15/28	$2,000	$2,224,260
Series 2008 A, Limited Tax GO Bonds (INS-AGC) (a)(b)	5.00%	08/15/37	1,350	1,456,151
Harris (County of) Metropolitan Transit Authority; Series 2011 A, Sales & Use Tax RB (b)	5.00%	11/01/36	750	847,598
Harris (County of); Series 2009 A, Sr. Lien Toll Road RB (b)	5.00%	08/15/32	1,500	1,709,190
Houston (City of); Series 2007 A, Ref. First Lien Combined Utility System RB (INS-AGM) (a)(b)	5.00%	11/15/36	2,025	2,257,268
Judson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (INS-AGC) (a)(b)	5.00%	02/01/37	1,000	1,058,940
Laredo Independent School District Public Facility Corp.;
Series 2004 A, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	500	500,640
Series 2004 C, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	1,000	1,001,280
North Texas Tollway Authority; Series 2011 A, Special Projects System RB (b)	5.50%	09/01/36	750	884,175
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS-AGM) (a)	5.00%	10/01/32	485	533,486
Series 2011, Special Project RB (INS-AGM) (a)	5.00%	10/01/37	525	572,507
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS-AGC) (a)	6.50%	07/01/37	1,000	1,157,490
Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center); Series 2007 B, Ref. Hospital RB (INS-AGM) (a)	5.00%	12/01/30	925	997,955
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier RB (INS-AMBAC) (a)	5.50%	08/15/39	5,000	5,017,050
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	400	469,708

				24,760,595

Utah—2.49%
Utah (State of) Housing Corp.; Series 2007 E-1, Class I, Single Family Mortgage RB (g)	5.25%	01/01/39	980	993,132
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS-AGM) (a)(b)	5.00%	06/15/36	2,200	2,443,034

				3,436,166

Virginia—0.27%
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB (g)	5.50%	01/01/42	360	378,472

Washington—5.79%
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/30	540	625,034
Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2007 B, RB (INS-AGM) (a)	5.50%	08/15/38	4,000	4,346,040
West Valley School District No. 363; Series 2004, Unlimited Tax GO Bonds (c)(i)	5.25%	06/01/14	2,760	3,030,011

				8,001,085

Wisconsin—3.18%
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/39	1,000	1,047,710
Wisconsin (State of) Health & Educational Facilities Authority (Ministry Health Care); Series 2012 C, Ref. RB	5.00%	08/15/32	370	402,512
Wisconsin (State of) Housing & Economic Development Authority;
Series 2008 A, Home Ownership RB (b)(g)	5.30%	09/01/23	1,000	1,084,340
Series 2008 A, Home Ownership RB (b)(g)	5.50%	09/01/28	103	109,667
Wisconsin (State of);
Series 2004-3, Ref. Unlimited Tax GO Bonds (c)(i)	5.25%	05/01/14	1,445	1,578,316
Series 2004-3, Ref. Unlimited Tax GO Bonds (INS-NATL) (a)	5.25%	05/01/22	165	179,086

				4,401,631

TOTAL INVESTMENTS(j)—155.23% (Cost $200,114,026)				214,541,310

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

Value

FLOATING RATE NOTE OBLIGATIONS—(19.21)%
Notes with interest rates ranging from 0.15% to 0.35% at 05/31/12 and contractual maturities of collateral ranging from 09/01/23 to 12/15/41 (See Note 1D) (k)	$(26,545,000)

OTHER ASSETS LESS LIABILITIES—1.75%	2,416,327

PREFERRED SHARES—(37.77%)	(52,200,000)

NET ASSETS APPLICABLE TO COMMON SHARES—100.00%	$138,212,637

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	American Municipal Bond Assurance Corp.
BHAC	—	Berkshire Hathaway Assurance Corp.
CAB	—	Capital Appreciation Bonds
COP	—	Certificates of Participation
GO	—	General Obligation
IDR	—	Industrial Development Revenue Bonds
INS	—	Insurer
LOC	—	Letter of Credit
MFH	—	Multi-Family Housing
NATL	—	National Public Finance Guarantee Corp.
PCR	—	Pollution Control Revenue Bonds
RB	—	Revenue Bonds
Ref.	—	Refunding
Sec.	—	Secured
SGI	—	Syncora Guarantee, Inc.
Sr.	—	Senior
Sub.	—	Subordinated
VRD	—	Variable Rate Demand
Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1D.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(g)	Security subject to the alternative minimum tax.

(h)	Zero coupon bond issued at a discount.

(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	26.6%

Assured Guaranty Corp.	15.3

American Municipal Bond Assurance Corp.	9.9

Berkshire Hathaway Assurance Corp.	6.6

National Public Finance Guarantee Corp.	6.4

(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at May 31, 2012. At May 31, 2012, the Trust’s investments with a value of $48,212,342 are held by Dealer Trusts and serve as collateral for the $26,545,000 in the floating rate note obligations outstanding at that date.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Value Municipals

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
Invesco Van Kampen Trust for Value Municipals

D.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

E.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Invesco Van Kampen Trust for Value Municipals

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
          The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$214,541,310	$—	$214,541,310

NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2012 was $6,948,396 and $14,390,050, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,146,289

Aggregate unrealized (depreciation) of investment securities	(37,511)

Net unrealized appreciation of investment securities	$14,108,778

Cost of investments for tax purposes is $200,432,532.
NOTE 4 — Significant Event
The Board of Trustees of the Trust (the “Board”) approved the redomestication of the Trust, a Massachusetts business trust, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication”). The Board also approved an Agreement and Plan of Merger pursuant to which the Trust would merge with and into Invesco Van Kampen Municipal Opportunity Trust (the “Acquiring Trust”) in accordance with the Delaware Statutory Trust Act (the “Merger”). As a result of the Merger, all of the assets and liabilities of the Trust will become assets and liabilities of the Acquiring Trust and the Trust’s shareholders will become shareholders of the Acquiring Trust. The Redomestication and the Merger are subject to shareholder approval.
     In addition, the Board also approved a plan to redeem all of the outstanding auction rate preferred shares at their respective liquidation preferences. These redemptions are anticipated to be funded with proceeds received from the issuance of Variable Rate Muni Term Preferred Shares (“VMTPS”) and Tender Option Bonds (“TOBs”). VMTPS are a variable rate form of preferred stock with a mandatory redemption date. These redemptions and this issuance of VMTPS are targeted to occur in the first half of 2012.
Invesco Van Kampen Trust for Value Municipals

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Value Municipals

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer
Date: July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	July 30, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.